UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 28, 2019

CANCER GENETICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35817	04-3462475
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Route 17 North 2nd Floor, Rutherford, New Jersey 07070

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code (201) 528-9200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined by Rule 405 of the Securities Act of 1933 (17 §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [X]

Item 3.02. Unregistered Sales of Equity Securities.

The information regarding the issuance of the Wainwright Securities set forth in Item 8.01 of this Current Report on Form 8-K is incorporated by reference into this Item 3.02. The Wainwright Securities will be issued in reliance upon the exemption from the registration requirements in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 8.01 Other Events

On December 18, 2018, Cancer Genetics, Inc. (the “Company”) entered into an engagement agreement (the “Engagement Letter”) with H.C. Wainwright & Co., LLC (“Wainwright”), pursuant to which Wainwright agreed to act as the Company’s exclusive placement agent on a reasonable best efforts basis in connection with a public offering (the “Offering”) of the Company’s common stock, par value $0.0001 per share (the “Common Stock”). Pursuant to the Engagement Letter, the Company agreed to pay Wainwright a cash fee of 7.0% and a management fee of 1.0% of the aggregate gross proceeds of the Offering and to issue Wainwright warrants to purchase a number of shares of common stock of the Company equal to 7.0% of the aggregate number of shares of common stock placed in the Offering. The Company also agreed to reimburse Wainwright for its expenses in connection with the offering on a non-accountable basis in an amount equal to $25,000 and up to $50,000 for legal fees and expenses. A copy of the Engagement Letter is attached to this report as Exhibit 99.1.

On January 28, 2019, the Company announced the pricing of the Offering of 15,217,392 shares of Common Stock (the “Shares”) at a public offering price of $0.23 per Share. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and is hereby incorporated by reference herein. All of the Shares are being sold by the Company. In connection with the Offering, on January 28, 2019, the Company entered into securities purchase agreements (the “Purchase Agreements”) with certain institutional investors in the offering. The form of Purchase Agreement is attached to this report as Exhibit 99.2. The net proceeds to the Company from the offering are expected to be approximately $2.97 million, after deducting placement agent fees and estimate offering expenses payable by the Company. The Company anticipates using the net proceeds from the offering to pay any amounts it is required to pay to its lenders, and if any proceeds remain available, to pay certain costs previously incurred by the Company in connection with its strategic initiatives and to fund working capital and other general corporate purposes.

Pursuant to the Engagement Letter, the Company, in connection with the Offering, agreed to issue to Wainwright warrants to purchase up to 1,065,217 shares of Common Stock, or 7.0% of the number of shares of Common Stock sold in the Offering (the “Wainwright Warrants” and together with the shares issuable upon exercise of the Wainwright Warrants, the “Wainwright Securities”). The Wainwright Warrants will be exercisable at any time and from time to time, in whole or in part, following the date of issuance and ending five years from the date of the execution of the Purchase Agreements, at a price per share equal to $0.253 (110% of the offering price to the public per Share).

The Offering was made pursuant to the Company’s shelf registration statement on Form S-3 (File No. 333-218229), previously filed with the Securities and Exchange Commission (the “Commission”) and declared effective by the Commission on June 5, 2017. A preliminary prospectus supplement and prospectus supplement and the accompanying prospectus relating to the offering have been filed with the Commission. The Offering is expected to close on or about January 31, 2019, subject to satisfaction of customary closing conditions.

A copy of the legal opinion and consent of Lowenstein Sandler LLP relating to the validity of the issuance and sale of the Shares is attached as Exhibit 5.1 hereto.

On January 28, 2019, the Company issued a press release announcing the launch of the Offering. A copy of the press release is attached as Exhibit 99.3 to this Current Report on Form 8-K and is hereby incorporated by reference herein.

The Engagement Letter and Purchase Agreements contain customary representations and warranties, agreements and obligations, conditions to closing and termination provisions.

The foregoing descriptions of the Wainwright Warrants, Engagement Letter and Purchase Agreements are qualified in their entireties by reference to the full text of the respective agreements, which are attached as Exhibits 4.1, 99.1 and 99.2 hereto and incorporated by reference herein.

Forward-Looking Statements

This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements pertaining to Cancer Genetics, Inc.’s expectations regarding future financial and/or operating results, the proposed offering of Cancer Genetics, Inc.’s shares of common stock, including as to the consummation of the offering described above, the size of the offering and the use of net proceeds therefrom, potential for our tests and services and future revenues or growth in this press release constitute forward-looking statements.

Any statements that are not historical fact (including, but not limited to, statements that contain words such as “will,” “believes,” “plans,” “anticipates,” “expects,” “estimates”) should also be considered to be forward-looking statements. Forward-looking statements involve risks and uncertainties, including, without limitation, risks with respect to our ability to complete a strategic transaction, risks with respect to our need and ability to obtain future capital to satisfy our obligations to our lenders and creditors, risks inherent in the development and/or commercialization of potential tests, risks of cancellation of customer contracts or discontinuance of trials, risks that anticipated benefits from consolidation efforts and/or acquisitions will not be realized, uncertainty in the results of clinical trials or regulatory approvals, uncertainties with respect to evaluating strategic options, maintenance of intellectual property rights, risks with respect to maintaining our listing on Nasdaq, and other risks discussed in the Cancer Genetics, Inc. Form 10-K for the year ended December 31, 2017 and Form 10-Q for the quarter ended September 30, 2018, along with other filings with the Securities and Exchange Commission. These forward-looking statements speak only as of the date hereof. Cancer Genetics, Inc. disclaims any obligation to update these forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
4.1	Form of Placement Agent Warrants of Cancer Genetics, Inc.
5.1	Opinion of Lowenstein Sandler LLP.
23.1	Consent of Lowenstein Sandler LLP (contained in Exhibit 5.1).
99.1	Engagement Letter, dated December 18, 2019, by and among Cancer Genetics, Inc. and H.C. Wainwright & Co., LLC
99.2	Form of Securities Purchase Agreement
99.3	Press release dated January 28, 2019.
99.4	Press release dated January 28, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CANCER GENETICS, INC.

	By:	/s/ John A. Roberts
	Name:	John A. Roberts
	Title:	President and Chief Executive Officer

Date: January 29, 2019